As filed with the Securities and Exchange Commission on October 22, 2003

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                             October 20, 2003

                       Shells Seafood Restaurants, Inc.
          (Exact name of registrant as specified in its charter)

            Delaware              0-28258                65-0427966
(State or other jurisdiction  (Commission file number)   (IRS employer
      of incorporation)                                 identification No.)

         16313 N. Dale Mabry Hwy, Ste 100, Tampa, FL  33618
               (Address of principal executive offices)

           Registrant's telephone number, including area code:
                               (813) 961-0944

                               Not Applicable
          (Former name or former address, if changed since last report)


Item 5. Other Events.
--------------------------------------------------
Shells Seafood Restaurants, Inc. today issued a press release announcing that Stacey L. Floberg has joined the company as Director of Marketing.

A copy of the press release follows as Exhibit 99.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 22, 2003    SHELLS SEAFOOD RESTAURANTS, INC.



                            By: /s/ Leslie J. Christon
                            Leslie J. Christon
                            President and Chief Executive Officer

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INDEX TO EXHIBITS

99     Press Release dated October 20,2003.

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